SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2017

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Esperanza Crossing

Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On September 12, 2017, Citizens, Inc. (“Citizens” or the “Company”) announced the appointment of David S. Jorgensen as General Manager for International Operations of CICA Life, Ltd. (Bermuda). Mr. Jorgensen has more than 25 years of experience in the life insurance industry, particularly in oversight of international insurance operations in his most recent role as Chief Financial Officer and Treasurer of Citizens. Prior to joining the Company, Mr. Jorgensen was Chief Financial Officer of AIG Life of Bermuda from 2014 to 2015, where he gained experience in Bermuda Solvency Capital Requirements (“BSCR”), corporate governance, risk assessment and risk management under the BSCR. In his new role, he will be responsible for leading CICA Life, Ltd. operations, expanding the Company’s international footprint globally and implementing strategic changes to the Company’s current international business model.

Mr. Jorgensen is succeeded by Kay E. Osbourn, who will serve as Citizens’ Executive Vice President, Chief Financial Officer and Chief Investment Officer. Ms. Osbourn was most recently the Company’s President. Since joining the Company in 2008, Ms. Osbourn has served in a number of management roles including Vice President, Internal Audit, Treasurer, Chief Financial Officer and Interim Chief Executive Officer. Ms. Osbourn has extensive experience in the insurance industry and with the Company.

Geoffrey M. Kolander, Citizens’ current Chief Executive Officer, will succeed Ms. Osbourn as President and serve in the role of President and CEO of Citizens, Inc.

In connection with the change in roles, Mr. Jorgensen’s employment agreement as Chief Financial Officer has been terminated.

CICA Life, Ltd. is a wholly owned subsidiary of Citizens, Inc. Other insurance companies in the Citizens Inc. Group are CICA Life Insurance Company of America and Security Plan Life Insurance Company.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Termination Agreement, dated as of September 12, 2017, by and between Citizens, Inc. and David S. Jorgensen

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

By:	/s/ Geoffrey M. Kolander
President and Chief Executive Officer

Date: September 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement, dated as of September 12, 2017, by and between Citizens, Inc. and David S. Jorgensen